UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2005

Intervoice, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-15045 (Commission File Number)	75-1927578 (IRS Employer Identification No.)

17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 454-8000

Not applicable
(Former name or former address, if changed since last report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

      On June 20, 2005 Intervoice, Inc. (the “Company”) issued a press release announcing the Company’s financial results with respect to the fiscal quarter ended May 31, 2005.

      The foregoing is qualified by reference to Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

      On June 15, 2005, the Company issued a press release announcing that the Company received an order valued at approximately $5.8 million from an international distributor for its new Omvia® Media Exchange solution.

      The foregoing is qualified by reference to Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

      (a) Financial Statements of Business Acquired.

      Not applicable.

      (b) Pro Forma Financial Information.

      Not applicable.

      (c) Exhibits.

Exhibit
Number	Exhibit Title
99.1	Press release of the Company dated June 20, 2005 announcing the Company’s financial results with respect to the fiscal quarter ended May 31, 2005
99.2	Press release of the Company dated June 15, 2005 announcing a $5.8 million order from an international distributor

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Craig E. Holmes
Craig E. Holmes
Executive Vice President and Chief Financial Officer

Date: June 20, 2005

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99.1	Press release of the Company dated June 20, 2005 announcing the Company’s financial results with respect to the fiscal quarter ended May 31, 2005
99.2	Press release of the Company dated June 15, 2005 announcing a $5.8 million order from an international distributor